SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2007

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	39-1501563
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of principal executive offices)	(Zip Code)

(262) 798-8282
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐  Written communications pursuant to Rule 425 under the Securities Act
                             (17 CFR230.425)

                ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                             (17 CFR 240.14a-12)

                ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the
                             Exchange Act (17 CFR 240.14d-2(b))

                ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the
                             Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01           Entry into a Material Definitive Agreement

In connection with the declassification of the Board of Directors (the "Board") of Criticare Systems, Inc. (the "Company") described in Item 5.03 below, the Company entered into an amendment (the "Amendment") to the agreement dated as of April 2, 2007 with BlueLine Partners, L.L.C. and its affiliates ("BlueLine").  Pursuant to the Amendment, the Company and BlueLine agreed that BlueLine's two nominees on the Board will be nominated for election at the Company's 2007 annual meeting of stockholders for terms expiring at the Company's 2008 annual meeting of stockholders.  A copy of the Amendment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 10, 2007, the Board amended the Company's By-Laws to eliminate the Company's classified Board.  The declassification of the Board will take effect as of the Company's 2007 annual meeting of stockholders.  At that meeting, nominees for total authorized number of directors on the Board will be submitted for election by the stockholders, each to hold office until the 2008 annual meeting of stockholders.  A copy of the Company's Restated By-Laws, including the amendments to declassify the Board, is filed as Exhibit 3.1 hereto and is incorporated herein by reference.  A press release announcing the declassification of the Board is filed as Exhibit 99.2 hereto.

The Company's Restated By-Laws also incorporates a number of other minor and technical amendments, including clarifying when annual meetings of stockholders may be held and stating that notices to stockholders and directors may be provided by any method authorized by law (which may allow electronic notices).

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits

            (d)           Exhibits

                           The following exhibits are filed herewith:

                           Exhibit 3.1 – Restated By-Laws of Criticare Systems, Inc. (as amended as of October 10, 2007).

                           Exhibit 99.1 – Amendment to Agreement, dated as of October 10, 2007, among Criticare Systems, Inc., BlueLine Catalyst Fund VII, L.P., BlueLinePartners, L.L.C. (a California limited liability company), BlueLine Capital Partners, L.P. and BlueLine Partners, L.L.C. (a Delaware limited liability company).

                           Exhibit 99.2 – Press Release of Criticare Systems, Inc., issued October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date:  October 16, 2007
BY   /s/  Joel D. Knudson
       Joel D. Knudson,
       Chief Financial Officer